                                  AIM CAPITAL
                                DEVELOPMENT FUND



[AIM LOGO APPEARS HERE]           ANNUAL REPORT                 OCTOBER 31, 1997

                     -----------------------------------

                         AIM CAPITAL DEVELOPMENT FUND

                          For shareholders who seek

                          long-term growth through

                             investments in the

                             stocks of small-and

                           medium-size companies.

                     -----------------------------------


ABOUT FUND PERFORMANCE DATA THROUGHOUT THIS REPORT:

o AIM Capital Development Funds performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Funds performance is computed without a sales charge.
o When sales charges are included, the Class A share performance reflects the 5.50% maximum sales charge and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The performance of the Funds Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o   Class C Shares commenced sales August 4, 1997.
o The Funds investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost.
o The Funds portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Russell 2000 Index is generally representative of the performance of small-company stocks.
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The Standard & Poor's Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Small Cap Fund Index represents an average of the performance of the 30 largest small-capitalization growth funds.
o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 large-company stocks.
o The Europe, Australia, Far East (EAFE) Index is a group of unmanaged securities. The index is compiled by Morgan Stanley Capital International.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


    MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
        FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
         OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
           AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                      LOSS OF PRINCIPAL AMOUNT INVESTED.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                   Dear Fellow Shareholder:

                   The fiscal year ended October 31 experienced no let-up in
                   the volatility in equity markets, and it closed on an
   [PHOTO OF       unsettling note. In late October, in the wake of a currency
   Charles T.      crisis in Southeast Asia, the stock market experienced its
     Bauer,        first 10% correction since 1991. On Monday, October 27, the
  Chairman of      New York  Stock Exchange closed to deal with market
  the Board of     volatility for the  first time in its history when the Dow
    THE FUND       Jones Industrial Average  fell 554 points, the indexes
  APPEARS HERE]    largest point decline ever. It is important to note that in percentage terms, this was a drop of 7.18%, far smaller than the 22.61% decline that occurred October 19, 1987.
                   Fortunately, this time the market snapped back, and the Dow regained 337 points the next day. As of this writing, markets continue to recover.
                       Many investment managers, including AIM, had cautioned
                   that a correction was inevitable, that the relentless rise in benchmarks like the Dow could not continue. In less than 12 months, the Dow had climbed from 6010 on October 14, 1996, to reach its all-time high of 8259 on August 6, 1997.
    When markets become overvalued, no one knows what will precipitate a decline. No one foresaw that a currency devaluation by Thailand beginning during the summer would lead to worldwide stock market turmoil.
    Despite recent activities, the fiscal year ended October 31 brought domestic equity investors excellent returns: The Dow was up almost 26%; the broader S&P 500, more than 32%; the NASDAQ small-cap index, 30.46%. International investments, while positive, weren't as robust; the EAFE Index rose 4.63%. On the following pages, your Fund managers discuss how your Fund performed in this market context and their outlook for the future.

REALISTIC EXPECTATIONS
The 1100-point decline in the Dow between early August and late October was the latest in a series of market breaks. Between mid-March and mid-April of this year, for example, the Dow dropped almost 10%.
    Many investors, including professional fund managers, have become accustomed to buying on these market breaks because the market has bounced back quickly. From its 1997 low of 6391 on April 11, the Dow took less than four months to rise almost 2000 points to its all-time high.
    However, this time could be different. Many investors have developed two unrealistic expectations: first, a belief that stocks can rise more than 20% a year indefinitely; and second, confidence that the market always rebounds swiftly from a decline.
    Neither notion is historically correct. History tells us that over the long term, average annual total return for stocks is about 10%, not 20%. And those of us who have been in this business for many years remember the bear market of the 1970s, when the market experienced a series of declines and recovery was very slow.
    Nevertheless, there is reason for optimism, including sound fiscal policy steadily shrinking the federal deficit, stable interest rates, and a strong economy unharmed by inflation. Despite recent events in Asia, it is difficult to be pessimistic about the U.S. economy and, indeed, about most of the developed economies in the world.
    We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have any questions or comments. Don't forget that automated information about your AIM account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Or visit our Web site, at www.aimfunds.com.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                     -----------------------------------

                          Despite recent activities

                      the fiscal year ended october 31

                      brought domestic equity investors

                             excellent returns.

                     -----------------------------------

The Managers' Overview

FUND PERFORMS WELL AS SMALL-CAP STOCKS TAKE OVER MARKET LEADERSHIP

A roundtable discussion with the Fund management team for AIM Capital Development Fund for the fiscal year ended October 31, 1997.

--------------------------------------------------------------------------------
Q. IT WAS A MOMENTOUS YEAR IN THE STOCK MARKET. HOW DID AIM CAPITAL DEVELOPMENT FUND PERFORM?

A. It was an excellent year for AIM Capital Development Fund. Total return was 31.38% and 30.51% for Class A and B shares, respectively, for the fiscal year ended October 31, 1997. That was good enough to beat the 29.33% total return for the Russell 2000 Index and the 18.58% total return for the Lipper Small Cap Fund Index. Class C shares commenced sales August 4, 1997, and had a total return of 7.20% for the period ended October 31, 1997.
         The Funds performance in the second half of the year was particularly solid. For the six-month period ended October 31, 1997, Class A shares posted a cumulative total return of 42.70% while total return for Class B shares was 42.18%.
         During the fiscal year, net assets in the Fund increased dramatically from $273.7 million to almost $888 million.

Q.   WHAT WAS BEHIND THE FUNDS REMARKABLE TURNAROUND?

A. During the first half of the fiscal year, large-company stocks were the undisputed market kings. For the six-month period ended April 30, 1997, the Standard and Poor's Composite Index of 500 Stocks (S&P 500) posted a total return of 14.75% compared to 1.61% for the Russell 2000 Index.
         Moreover, the stocks of the largest companies, the so-called "Super caps," primarily were responsible for the gains of the S&P 500 in the first half of the year.
         In the second half of the year, however, there was a shift in the market leadership from large- to small- and medium-size company stocks, the type found in your Funds portfolio. The change in leadership was reflected in the 27.29% total return of the Russell 2000 Index compared to 15.13% for the S&P 500 for the six-month period ended October 31, 1997.

Q.   WHY DID SMALL-CAP STOCKS TAKE OVER THE MARKET LEADERSHIP?

A. Earlier in the year, market analysts were concerned that healthy economic growth might accelerate inflation and lead to higher interest rates that could adversely affect corporate profits. In such an environment, investors were drawn to the stocks of large companies with more predictable earnings and market liquidity.
         Despite continued strong economic growth in the second half of the fiscal year, however, inflation remained tame and borrowing costs declined. Investors also became concerned about the relatively high prices of large-cap stocks, particularly since the strength of the U.S. dollar relative to other major currencies threatened to erode the profits of giant, multinational companies. As a result, investors gravitated to the more reasonably priced stocks of smaller companies with greater earnings potential.

Q. THE CURRENCY DEVALUATIONS IN SOUTHEAST ASIA CAUSED STOCK MARKETS WORLDWIDE TO PLUMMET ON OCTOBER 27, 1997. WHAT WAS THE IMPACT ON SMALL-CAP STOCKS?

A. Small-cap stocks weren't spared the massive selloffs that hit equity markets on October 27 as the Russell 2000 Index lost 6.14% of its value in a single day. However, the index rose nearly 2.0% the following day as most major stock markets rebounded.
         We believe the currency problems in Southeast Asia could ultimately prove beneficial to domestic small-cap stocks. Money will probably flow out of emerging markets in Southeast Asia and may be redirected into other types of aggressive investments, such as domestic small-cap stocks.

Q.   HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

A. Among the Funds top sector holdings were: technology, 23%; energy, 14%; and retail, 12%. Since our last report six months ago, we have increased our holdings in energy and retail stocks while maintaining about the same exposure in the technology sector.

Q. TECHNOLOGY STOCKS CONTINUED TO BE VOLATILE. WHY DO YOU FIND THIS SECTOR ATTRACTIVE?

A.   While technology stocks were volatile,


================================================================================
     FUND HAS STRONG YEAR
--------------------------------------------------------------------------------
     1 year total returns, as of 10/31/97

     AIM Capital Development Class A            31.38%
     AIM Capital Development Class B            30.51%
     Russell 2000 Index                         29.33%
     Lipper Small Cap Fund Index                18.58%
================================================================================


          See important fund and index disclosures inside front cover.

                                                          The Managers' Overview

PORTFOLIO COMPOSITION

As of 10/31/97, based on total net assets

===================================================================================================================
TOP 10 EQUITY HOLDINGS                                      TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------------
  1. SunGard Data Systems Inc.                0.81%          1. Computers (Software & Services)                9.95%

  2. Atwood Oceanics, Inc.                    0.81           2. Oil & Gas (Drilling & Equipment)               9.53

  3. Forest Laboratories, Inc.                0.81           3. Retail (Specialty)                             6.44

  4. Medical Manager Corp.                    0.77           4. Services (Commercial & Consumer)               4.60

  5. Hvide Marine, Inc./Class A               0.76           5. Communications Equipment                       3.75

  6. Stage Stores, Inc.                       0.76           6. Health Care (Medical Products & Supplies)      2.82

  7. Wild Oats Markets Inc.                   0.75           7. Oil & Gas (Exploration & Production)           2.71

  8. Metals USA                               0.66           8. Health Care (Specialized Services)             2.59

  9. EVI, Inc.                                0.65           9. Health Care (Drugs-Generic & Other)            2.52

 10. Stolt Comex Seaway, S.A.                 0.64          10. Services (Data Processing)                     2.36

Please keep in mind that the Funds portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===================================================================================================================




     we remain optimistic about the long-term prospects for this sector. The largest portion of corporate and global capital expenditures is being channeled in technology.
         The technology sector also stands to benefit from the reprogramming of older computers to recognize the year 2000 and the conversion of Europe to a single currency.
         Finally, we only invest in the stocks of technology companies that show earnings growth potential.
         One of the stocks we found attractive was SunGard Data Systems, Inc.
     A leading provider of large specialized proprietary investment support systems and proprietary health-care information systems, the company reported a significant earnings increase for the third quarter of 1997.
         The Fund also benefited from owning the stocks of such technology companies as Mastech Corp., HBO & Co., and Platinum Technology.

Q.   WHAT IS BEHIND THE POSITIVE EARNINGS TRENDS IN THE ENERGY INDUSTRY?

A. Energy companies enjoyed stellar earnings in the third quarter of 1997 because of increases in both prices and demand for their products and services. The industry also has benefited from a wave of consolidations. We believe the energy industry will continue to be vibrant for several more years because demand for its products and services has already reached a point where it exceeds available supply.
         Energy stocks in the portfolio included EVI Inc., an international manufacturer of oil-field equipment which has experienced an impressive growth in earnings in 1997 .
         Other energy-company stocks in the portfolio included Stolt Comex Seaway, Ensco International, Inc., and Diamond Offshore Drilling.

Q.   WHY ARE YOU OPTIMISTIC ABOUT THE RETAIL SECTOR?

A. We are optimistic about this sector because of employment, wage, and sales trends. In October 1997, the nation's unemployment rate dropped to 4.7%, its lowest level in 24 years. The U.S. Labor Department also reported an increase in hourly wages for private, non-supervisory production workers. With the U.S. enjoying nearly full employment and wages on the rise, that could bode well for the nation's retailers.
         In the retail sector, one of the stocks we like is Wild Oats Markets, which has emerged as one of the nation's largest natural food supermarket chains. The company is expanding rapidly and recently has been involved in the acquisition of several smaller competitors.
         The Fund also benefited from owning the stocks of Stage Stores Inc., Pier 1 Imports, and Linens 'N Things, Inc.

Q.   WHAT IS YOUR MARKET OUTLOOK?

A. As 1997 draws to a close, the environment seems favorable for the stock market. The economy is growing at a healthy pace, corporate profits are strong, and inflation is low. The Federal Reserve Board (the Fed), after tightening monetary policy in March 1997, has left interest rates unchanged.
         We are optimistic about small-cap stocks because of their lower valuations in comparison to large-cap stocks. Also, we believe smaller companies have greater earnings potential than their larger counterparts. The profits of small companies also are less adversely affected by a strong U.S. dollar because they do considerably less business overseas than large, multinational companies.
         Nevertheless, we expect volatility to continue to be a factor in the market. The periodic release of key economic data, which could provide some indication on the direction of inflation and the Fed's likely response could cause the market to fluctuate dramatically. Also, as the events of October 27 illustrated, offshore developments such as the Hong Kong stock-market tumble could have an impact on the market.
         Finally, investors would be well-advised to be realistic in their expectations. Stock returns, which have exceeded 20% annually in recent years, will most likely eventually experience both corrections and a return to their more historic levels of approximately 10%. Nevertheless, we remain confident that high-quality, small-cap growth issues offer attractive prospects in the years ahead.


          See important fund and index disclosures inside front cover.

Fund Performance

AIM CAPITAL DEVELOPMENT FUND CLASS A SHARES VS. BENCHMARK INDEXES

The chart below compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 6/17/96-10/31/97. It is important to understand the difference between your Fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Russell 2000 Index and the Lipper Small Cap Funds Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up an index, you would incur expenses that would affect the return of your investment.

Growth of a $10,000 Investment

6/17/96-10/31/97

--------------------------------------------------------------------------------
                   AIM CAPITAL
                DEVELOPMENT FUND,       RUSSELL 2000        LIPPER SMALL CAP
                     CLASS A            STOCK INDEX           FUNDS INDEX
--------------------------------------------------------------------------------
                                         (In thousands)
6/17/96               9,452                 10,000               10,000
6/30/96               9,565                 10,000               10,000
7/31/96               8,979                  9,127                9,029
8/31/96               9,905                  9,656                9,577
9/30/96              10,671                 10,034               10,127
10/31/96             10,482                  9,879                9,815
11/30/96             10,747                 10,286                9,996
12/31/96             10,974                 10,556               10,038
1/31/97              11,134                 10,767               10,264
2/28/97              10,473                 10,506                9,676
3/31/97               9,754                 10,010                9,021
4/30/97               9,650                 10,038                8,946
5/31/97              11,049                 11,155               10,065
6/30/97              11,834                 11,633               10,560
7/31/97              12,769                 12,174               11,169
8/31/97              13,185                 12,452               11,297
9/30/97              14,244                 13,364               12,170
10/31/97             13,771                 12,777               11,557
================================================================================

Past performance cannot guarantee comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/97, including sales charges

CLASS A SHARES

Inception (6/17/96)            26.25%
1 Year                         24.11

CLASS B SHARES

Inception (10/1/97)            21.46
1 Year                         25.51

CLASS C SHARES

Inception (8/4/97)              6.20

================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--. Your Funds total return includes sales charges, expenses, and management fees. The performance of Class B shares of the Fund will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS-90.05%

AEROSPACE/DEFENSE-0.37%

Aviation Sales Co.(a)                    25,000   $    859,375
--------------------------------------------------------------
Gulfstream Aerospace Corp.(a)            50,000      1,450,000
--------------------------------------------------------------
InVision Technologies, Inc.(a)           50,000        525,000
--------------------------------------------------------------
O'Gara Co.(a)                            25,000        425,000
--------------------------------------------------------------
                                                     3,259,375
--------------------------------------------------------------

AIR FREIGHT-0.63%

AirNet Systems, Inc.(a)                  70,000      1,435,000
--------------------------------------------------------------
Eagle USA Airfreight, Inc.(a)           120,000      3,630,000
--------------------------------------------------------------
Kitty Hawk, Inc.(a)                      25,000        509,375
--------------------------------------------------------------
                                                     5,574,375
--------------------------------------------------------------

AIRLINES-0.23%

China Eastern Airlines Corp.
  Ltd.-ADR (a)(Hong Kong)                35,000        796,250
--------------------------------------------------------------
China Southern Airlines Co.
  Ltd.-ADR (a)(China)                    45,000        933,750
--------------------------------------------------------------
Ryanair Holdings PLC-ADR (a)(Ireland)    12,200        305,000
--------------------------------------------------------------
                                                     2,035,000
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.36%

Aftermarket Technology Corp.(a)         134,300      2,719,575
--------------------------------------------------------------
Keystone Automotive Industries, Inc.(a)  20,500        453,562
--------------------------------------------------------------
                                                     3,173,137
--------------------------------------------------------------

BANKS (REGIONAL)-0.55%

AmSouth Bancorporation                    9,000        432,563
--------------------------------------------------------------
Banknorth Group, Inc.                    16,000        968,000
--------------------------------------------------------------
Cullen/Frost Bankers, Inc.                8,000        404,000
--------------------------------------------------------------
Hibernia Corp.-Class A                   30,000        534,375
--------------------------------------------------------------
Marshall & Ilsley Corp.                  35,000      1,815,625
--------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)     25,000        750,000
--------------------------------------------------------------
                                                     4,904,563
--------------------------------------------------------------

BIOTECHNOLOGY-0.30%

Genzyme Corp.(a)                         50,000      1,368,750
--------------------------------------------------------------
Kos Pharmaceuticals, Inc.(a)             35,000      1,251,250
--------------------------------------------------------------
                                                     2,620,000
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-1.75%

Chancellor Media Corp.(a)                39,091      2,145,119
--------------------------------------------------------------
Cox Radio, Inc.-Class A(a)               85,000      2,895,313
--------------------------------------------------------------
Emmis Broadcasting Corp.-Class A(a)      20,000        885,000
--------------------------------------------------------------
Hearst-Argyle Television Inc.(a)         24,870        708,795
--------------------------------------------------------------
Heftel Broadcasting Corp.(a)             39,300      2,613,450
--------------------------------------------------------------
Jacor Communications, Inc.(a)            15,000        628,125
--------------------------------------------------------------
Metro Networks, Inc.(a)                  55,000      1,705,000
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-(CONTINUED)

Univision Communications, Inc.(a)        64,000   $  3,968,000
--------------------------------------------------------------
                                                    15,548,802
--------------------------------------------------------------

BUILDING MATERIALS-0.37%

Diamond Home Services, Inc.(a)          100,000        850,000
--------------------------------------------------------------
Pameco Corp.(a)                          85,000      1,445,000
--------------------------------------------------------------
White Cap Industries, Inc.(a)            50,000        950,000
--------------------------------------------------------------
                                                     3,245,000
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.75%

Andrew Corp.(a)                          60,000      1,391,250
--------------------------------------------------------------
Cidco, Inc.(a)                           45,000        838,125
--------------------------------------------------------------
Coherent Communications Systems
  Corp.(a)                               80,000      2,420,000
--------------------------------------------------------------
Corsair Communications, Inc.(a)          17,200        399,900
--------------------------------------------------------------
Digital Lightwave, Inc.(a)               60,000      1,095,000
--------------------------------------------------------------
DSC Communications Corp.(a)             180,000      4,387,500
--------------------------------------------------------------
Innova Corp.(a)                          75,000      1,612,500
--------------------------------------------------------------
IWL Communications, Inc.(a)              50,000        562,500
--------------------------------------------------------------
MAS Technology Ltd.-ADR(a)
  (New Zealand)                         150,000      2,306,250
--------------------------------------------------------------
Metromedia Fiber Network, Inc.(a)       114,500      2,748,000
--------------------------------------------------------------
NACT Telecommunications, Inc.(a)         50,000        681,250
--------------------------------------------------------------
NEXTLINK Communications,
  Inc.-Class A(a)                        60,000      1,357,500
--------------------------------------------------------------
P-COM, Inc.(a)                           70,000      1,408,750
--------------------------------------------------------------
PairGain Technologies, Inc.(a)           80,000      2,260,000
--------------------------------------------------------------
SBS Technologies, Inc.(a)                75,000      2,175,000
--------------------------------------------------------------
Scientific-Atlanta, Inc.                160,000      2,970,000
--------------------------------------------------------------
Stanford Telecommunications, Inc.(a)     40,000        970,000
--------------------------------------------------------------
Tekelec(a)                               25,000      1,046,875
--------------------------------------------------------------
Tollgrade Communications, Inc.(a)        70,000      1,723,750
--------------------------------------------------------------
Verilink Corp.(a)                       125,000        953,125
--------------------------------------------------------------
                                                    33,307,275
--------------------------------------------------------------

COMPUTERS (HARDWARE)-0.75%

Bell & Howell Co.(a)                     90,000      2,480,625
--------------------------------------------------------------
Concord EFS, Inc.(a)                      5,000        148,438
--------------------------------------------------------------
Gateway 2000, Inc.(a)                    38,400      1,101,600
--------------------------------------------------------------
IDX Systems Corp.(a)                     14,600        492,750
--------------------------------------------------------------
Micron Electronics, Inc.(a)              60,000        832,500
--------------------------------------------------------------
National Instruments Corp.(a)            30,000      1,365,000
--------------------------------------------------------------
Stratasys, Inc.(a)                       15,000        230,625
--------------------------------------------------------------
                                                     6,651,538
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.56%

Bay Networks, Inc.(a)                    30,000        948,750
--------------------------------------------------------------
Cabletron Systems, Inc.(a)               50,000      1,450,000
--------------------------------------------------------------
FORE Systems, Inc.(a)                    25,000        406,250
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (NETWORKING)-(CONTINUED)

MMC Networks, Inc.(a)                    50,500   $  1,104,688
--------------------------------------------------------------
Premiere Technologies, Inc.(a)           30,000      1,020,000
--------------------------------------------------------------
                                                     4,929,688
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.41%

DSP Communications, Inc.(a)              50,000        925,000
--------------------------------------------------------------
NeoMagic Corp.(a)                        10,000        146,250
--------------------------------------------------------------
Printronix, Inc.(a)                     140,000      2,555,000
--------------------------------------------------------------
                                                     3,626,250
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-9.95%

Activision, Inc.(a)                     100,000      1,462,500
--------------------------------------------------------------
Adobe Systems, Inc.                      25,000      1,193,750
--------------------------------------------------------------
Advanced Fibre Communications, Inc.(a)   60,000      1,743,750
--------------------------------------------------------------
American Software, Inc.-Class A(a)       60,000        705,000
--------------------------------------------------------------
ANSYS, Inc.(a)                           50,000        462,500
--------------------------------------------------------------
Aris Corp.(a)                            10,000        236,250
--------------------------------------------------------------
Aspen Technologies, Inc.(a)              40,000      1,505,000
--------------------------------------------------------------
Autodesk, Inc.                           10,000        370,000
--------------------------------------------------------------
Avant! Corp.(a)                          25,000        656,250
--------------------------------------------------------------
Best Software, Inc.(a)                  225,000      2,334,375
--------------------------------------------------------------
BMC Software, Inc.(a)                    40,000      2,415,000
--------------------------------------------------------------
Box Hill Systems Corp.(a)                60,600        939,300
--------------------------------------------------------------
Broderbund Software, Inc.(a)            165,000      4,785,000
--------------------------------------------------------------
C/NET, Inc.(a)                           15,000        361,875
--------------------------------------------------------------
Cadence Design Systems, Inc.(a)          21,220      1,129,965
--------------------------------------------------------------
Check Point Software Technologies
  Ltd. (a)(Israel)                       25,000      1,065,625
--------------------------------------------------------------
Claremont Technology Group,
  Inc.(a)                                25,000        553,125
--------------------------------------------------------------
Compuware Corp.(a)                       35,000      2,314,375
--------------------------------------------------------------
Concord Communications, Inc.(a)          55,000        976,250
--------------------------------------------------------------
CyberMedia, Inc.(a)                      20,000        595,000
--------------------------------------------------------------
DAOU Systems, Inc.(a)                    45,000      1,186,875
--------------------------------------------------------------
Dassault Systemes S.A.-ADR (France)      20,000        600,000
--------------------------------------------------------------
Dendrite International, Inc.(a)          87,500      1,695,312
--------------------------------------------------------------
Dr. Solomon's Group PLC-ADR(a)
  (United Kingdom)                       35,000      1,071,875
--------------------------------------------------------------
Electronic Arts, Inc.(a)                 35,000      1,185,625
--------------------------------------------------------------
FARO Technologies, Inc.(a)               90,000      1,226,250
--------------------------------------------------------------
Geoworks(a)                              35,000        446,250
--------------------------------------------------------------
Great Plains Software, Inc.(a)           60,000      1,432,500
--------------------------------------------------------------
HBO & Co.                                80,000      3,480,000
--------------------------------------------------------------
HPR, Inc.(a)                             90,000      2,160,000
--------------------------------------------------------------
Infinity Financial Technology, Inc.(a)   75,000      1,153,125
--------------------------------------------------------------
Intuit, Inc.(a)                          65,000      2,120,625
--------------------------------------------------------------
J.D. Edwards & Co.(a)                    45,400      1,543,600
--------------------------------------------------------------
JDA Software Group, Inc.(a)              45,000      1,406,250
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Kofax Image Products, Inc.(a)           150,000   $  1,509,375
--------------------------------------------------------------
Mastech Corp.(a)                        100,000      3,312,500
--------------------------------------------------------------
McAfee Associates, Inc.(a)               15,000        746,250
--------------------------------------------------------------
Mechanical Dynamics, Inc.(a)             15,000        127,500
--------------------------------------------------------------
Medical Manager Corp.(a)                390,000      6,825,000
--------------------------------------------------------------
Memco Software Ltd. (a)(Israel)          67,700      1,709,425
--------------------------------------------------------------
Mercury Interactive Corp.(a)             85,000      1,912,500
--------------------------------------------------------------
MicroProse, Inc.(a)                      50,000        325,000
--------------------------------------------------------------
Midway Games Inc.(a)                     75,000      1,570,312
--------------------------------------------------------------
Netscape Communications Corp.(a)         80,000      2,630,000
--------------------------------------------------------------
Network General Corp.(a)                220,000      4,455,000
--------------------------------------------------------------
Network Solutions, Inc.-Class A(a)       40,300        765,700
--------------------------------------------------------------
Omtool, Ltd.(a)                         125,300      1,581,913
--------------------------------------------------------------
Parametric Technology Co.(a)             32,500      1,434,063
--------------------------------------------------------------
Peerless Systems Corp.(a)                10,000        130,000
--------------------------------------------------------------
Platinum Technology, Inc.(a)            180,000      4,365,000
--------------------------------------------------------------
QAD Inc.(a)                              50,000        706,250
--------------------------------------------------------------
Radiant Systems, Inc.(a)                 10,000        181,250
--------------------------------------------------------------
Security Dynamics Technologies, Inc.(a)  10,000        338,750
--------------------------------------------------------------
Siebel Systems, Inc.(a)                  20,083        810,865
--------------------------------------------------------------
Simulation Sciences, Inc.(a)             30,000        547,500
--------------------------------------------------------------
Sterling Commerce, Inc.(a)               37,500      1,244,531
--------------------------------------------------------------
Sybase, Inc.(a)                          25,000        407,813
--------------------------------------------------------------
Technology Modeling Associates, Inc.(a)  53,500        749,000
--------------------------------------------------------------
Transaction Systems Architects,
  Inc.-Class A(a)                         5,000        195,625
--------------------------------------------------------------
Trusted Information Systems, Inc.(a)     75,000        703,125
--------------------------------------------------------------
Vantive Corp.(a)                         65,000      1,641,250
--------------------------------------------------------------
Viewlogic Systems, Inc.(a)               40,000        970,000
--------------------------------------------------------------
                                                    88,408,674
--------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.48%

Blyth Industries, Inc.(a)               110,000      2,736,250
--------------------------------------------------------------
Lancaster Colony Corp.                   15,000        742,500
--------------------------------------------------------------
Little Switzerland, Inc.(a)             100,000        650,000
--------------------------------------------------------------
TAG Heuer International S.A.-ADR
  (a)(Switzerland)                       10,000        115,000
--------------------------------------------------------------
                                                     4,243,750
--------------------------------------------------------------

CONSUMER FINANCE-0.17%

Green Tree Financial Corp.               25,000      1,053,125
--------------------------------------------------------------
Investors Financial Services Corp.       10,000        440,000
--------------------------------------------------------------
                                                     1,493,125
--------------------------------------------------------------

CONTAINERS (METAL & GLASS)-0.77%

Peak International Ltd.(a)               85,000      1,912,500
--------------------------------------------------------------
Silgan Holdings, Inc.(a)                140,000      4,935,000
--------------------------------------------------------------
                                                     6,847,500
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
DISTRIBUTORS (FOOD & HEALTH)-1.12%

AmeriSource Health Corp.-Class A(a)      25,000   $  1,484,375
--------------------------------------------------------------
McKesson Corp.                           28,000      3,004,750
--------------------------------------------------------------
Owens & Minor, Inc. Holding Co.          30,000        420,000
--------------------------------------------------------------
ProSource, Inc.(a)                       50,000        368,750
--------------------------------------------------------------
Rykoff-Sexton, Inc.                     130,000      2,795,000
--------------------------------------------------------------
Suburban Ostomy Supply Co., Inc.(a)     175,000      1,903,125
--------------------------------------------------------------
                                                     9,976,000
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.37%

Black Box Corp.(a)                       20,000        820,000
--------------------------------------------------------------
Checkpoint Systems, Inc.(a)              50,000        800,000
--------------------------------------------------------------
Harman International Industries, Inc.    10,000        540,000
--------------------------------------------------------------
Itron, Inc.(a)                           45,000        922,500
--------------------------------------------------------------
Sawtek Inc.(a)                            5,000        170,000
--------------------------------------------------------------
                                                     3,252,500
--------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.53%

Power-One, Inc.(a)                      140,000      2,607,500
--------------------------------------------------------------
Stoneridge, Inc.(a)                     126,300      2,052,375
--------------------------------------------------------------
                                                     4,659,875
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.01%

Tracor, Inc.(a)                           3,900        104,325
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.89%

ASM Lithography Holding N.V.(a)
  (Netherlands)                           5,000        366,250
--------------------------------------------------------------
Alliance Semiconductor Corp.(a)          25,000        187,500
--------------------------------------------------------------
Altera Corp.(a)                          35,000      1,553,125
--------------------------------------------------------------
Apex PC Solutions, Inc.(a)               10,000        257,500
--------------------------------------------------------------
Cypress Semiconductor Corp.(a)           55,000        618,750
--------------------------------------------------------------
Galileo Technology Ltd.(a) (Israel)      35,000      1,203,125
--------------------------------------------------------------
General Scanning, Inc.(a)                15,000        387,187
--------------------------------------------------------------
General Semiconductor, Inc.(a)           10,000        113,750
--------------------------------------------------------------
Integrated Device Technology, Inc.(a)    40,000        462,500
--------------------------------------------------------------
Oak Technology, Inc.(a)                  30,000        288,750
--------------------------------------------------------------
SDL, Inc.(a)                             20,000        360,000
--------------------------------------------------------------
3Dlabs Inc., Ltd.(a)                     25,000        531,250
--------------------------------------------------------------
Xilinx, Inc.(a)                          45,000      1,535,625
--------------------------------------------------------------
                                                     7,865,312
--------------------------------------------------------------

ENTERTAINMENT-0.19%

Alliance Communications
  Corp.-Class B(a) (Canada)              60,000        738,750
--------------------------------------------------------------
N2K Inc.(a)                              37,500        986,718
--------------------------------------------------------------
                                                     1,725,468
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.10%

Aehr Test Systems(a)                     70,000        945,000
--------------------------------------------------------------
Asyst Technologies, Inc.(a)              10,000        290,938
--------------------------------------------------------------
Credence Systems Corp.(a)                30,000        885,000
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-(CONTINUED)

DuPont Photomasks, Inc.(a)               55,000   $  2,365,000
--------------------------------------------------------------
KLA-Tencor Corp.(a)                      10,000        439,375
--------------------------------------------------------------
PRI Automation, Inc.(a)                  15,000        573,750
--------------------------------------------------------------
Speedfam International, Inc.(a)          95,000      3,526,875
--------------------------------------------------------------
Teradyne, Inc.(a)                        20,000        748,750
--------------------------------------------------------------
                                                     9,774,688
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.13%

American Capital Strategies, Ltd.(a)     35,100        631,800
--------------------------------------------------------------
Hamilton Bancorp, Inc.(a)                75,000      2,287,500
--------------------------------------------------------------
Insignia Financial Group, Inc.-
   Class A(a)                            45,000        973,125
--------------------------------------------------------------
MGIC Investment Corp.                    20,000      1,206,250
--------------------------------------------------------------
Mutual Risk Management Ltd. (Bermuda)    30,000        778,125
--------------------------------------------------------------
SEI Corp.                                90,000      3,830,625
--------------------------------------------------------------
SunAmerica, Inc.                          8,400        301,875
--------------------------------------------------------------
                                                    10,009,300
--------------------------------------------------------------

FOODS-0.66%

American Italian Pasta Co.-Class
  A(a)                                  170,000      3,570,000
--------------------------------------------------------------
Weider Nutrition International,
  Inc.                                  200,000      2,312,500
--------------------------------------------------------------
                                                     5,882,500
--------------------------------------------------------------

FOOTWEAR-0.29%

Samsonite Corp.(a)                       55,000      2,550,625
--------------------------------------------------------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES-0.91%

Circus Circus Enterprises(a)            100,000      2,225,000
--------------------------------------------------------------
International Game Technology           135,000      3,450,937
--------------------------------------------------------------
Sodak Gaming, Inc.(a)                   225,000      2,418,750
--------------------------------------------------------------
                                                     8,094,687
--------------------------------------------------------------

HARDWARE & TOOLS-0.21%

Acorn Products, Inc.(a)                 125,000      1,843,750
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-0.21%

Allergan, Inc.                           10,000        329,375
--------------------------------------------------------------
IVAX Corp.                              200,000      1,512,500
--------------------------------------------------------------
                                                     1,841,875
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-2.52%

Algos Pharmaceutical Corp.(a)            20,000        495,000
--------------------------------------------------------------
BioChem Pharma, Inc.(a) (Canada)         30,000        751,875
--------------------------------------------------------------
Collagenex Pharmaceuticals, Inc.(a)      20,000        240,000
--------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)            66,000      3,192,750
--------------------------------------------------------------
Elan Corp. PLC-ADR(a) (Ireland)          15,000        748,125
--------------------------------------------------------------
Forest Laboratories, Inc.(a)            155,000      7,168,750
--------------------------------------------------------------
Gilead Sciences, Inc.(a)                  8,000        273,000
--------------------------------------------------------------
Guilford Pharmaceuticals, Inc.(a)        10,000        243,750
--------------------------------------------------------------
Human Genome Sciences, Inc.(a)           15,000        615,000
--------------------------------------------------------------
Jones Medical Industries, Inc.           35,000      1,054,375
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
HEALTH CARE (DRUGS-GENERIC & OTHER)-(CONTINUED)

Martek Biosciences Corp.(a)              20,000   $    222,500
--------------------------------------------------------------
North American Vaccine, Inc.(a)          60,000      1,507,500
--------------------------------------------------------------
OSI Pharmaceuticals, Inc.(a)             50,000        475,000
--------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                      33,000      1,542,750
--------------------------------------------------------------
Warner Chilcott Laboratories-SP
  ADR (a)(Ireland)                      135,000      1,906,875
--------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)          60,000      1,905,000
--------------------------------------------------------------
                                                    22,342,250
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-0.08%

Applied Analytical Industries, Inc.(a)   40,000        670,000
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.06%

Health Management Associates,
  Inc.-Class A(a)                        22,500        548,438
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.61%

Capital Senior Living Corp.(a)          100,500      1,683,375
--------------------------------------------------------------
Horizon Health Corp.(a)                  25,500        596,063
--------------------------------------------------------------
Integrated Health Services, Inc.         40,000      1,270,000
--------------------------------------------------------------
National Surgery Centers, Inc.(a)        12,500        312,500
--------------------------------------------------------------
NovaCare, Inc.(a)                        20,000        261,250
--------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)         35,000      1,299,375
--------------------------------------------------------------
                                                     5,422,563
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-1.12%

Alternative Living Services, Inc.(a)     85,000      2,082,500
--------------------------------------------------------------
American Oncology Resources, Inc.(a)     30,000        438,750
--------------------------------------------------------------
Concentra Managed Care, Inc.(a)          40,000      1,305,000
--------------------------------------------------------------
Express Scripts, Inc.-Class A(a)         13,000        732,875
--------------------------------------------------------------
HealthCare COMPARE Corp.(a)              20,000      1,075,000
--------------------------------------------------------------
HealthPlan Services Corp.                55,000      1,158,437
--------------------------------------------------------------
MedPartners, Inc.(a)                     65,715      1,671,625
--------------------------------------------------------------
Monarch Dental Corp.(a)                  63,000      1,141,875
--------------------------------------------------------------
PacifiCare Health Systems, Inc.-
  Class B(a)                              5,000        323,750
--------------------------------------------------------------
                                                     9,929,812
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-2.82%

ADAC Laboratories                        25,000        487,500
--------------------------------------------------------------
Bard (C.R.), Inc.                        55,000      1,526,250
--------------------------------------------------------------
Biomet, Inc.                             65,000      1,620,937
--------------------------------------------------------------
Dentsply International, Inc.             70,000      1,986,250
--------------------------------------------------------------
Endovascular Technologies, Inc.(a)       25,000        462,500
--------------------------------------------------------------
Gulf South Medical Supply, Inc.(a)       11,000        363,000
--------------------------------------------------------------
Marquette Medical Systems-Class A(a)     55,000      1,416,250
--------------------------------------------------------------
Maxxim Medical, Inc.(a)                  25,000        559,375
--------------------------------------------------------------
MiniMed, Inc.(a)                         70,000      2,730,000
--------------------------------------------------------------
Nitinol Medical Technologies, Inc.(a)    80,000      1,120,000
--------------------------------------------------------------
Protocol Systems Inc.(a)                 25,000        265,625
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-(CONTINUED)

SangStat Medical Corp.(a)                25,000   $    778,125
--------------------------------------------------------------
Schick Technologies, Inc.(a)             25,000        537,500
--------------------------------------------------------------
Sofamor Danek Group, Inc.(a)             30,000      2,066,250
--------------------------------------------------------------
Steris Corp.(a)                          85,000      3,378,750
--------------------------------------------------------------
Stryker Corp.                            19,000        706,563
--------------------------------------------------------------
Sullivan Dental Products, Inc.           25,000        584,375
--------------------------------------------------------------
Sulzer Medica (a)(Switzerland)           26,900        719,575
--------------------------------------------------------------
Sybron International Corp.(a)            85,000      3,410,625
--------------------------------------------------------------
Trex Medical Corp.(a)                    25,000        321,875
--------------------------------------------------------------
                                                    25,041,325
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-2.59%

Advance ParadigM, Inc.(a)               140,000      3,570,000
--------------------------------------------------------------
AmeriPath, Inc.(a)                      110,000      1,815,000
--------------------------------------------------------------
BioReliance Corp.(a)                     42,500        945,625
--------------------------------------------------------------
Boron, LePore & Associates, Inc.(a)      16,500        402,188
--------------------------------------------------------------
Cohr, Inc.(a)                           150,000      1,575,000
--------------------------------------------------------------
Covance, Inc.(a)                         40,000        707,500
--------------------------------------------------------------
First Commonwealth, Inc.(a)              15,000        217,500
--------------------------------------------------------------
FPA Medical Management, Inc.(a)          42,000      1,013,250
--------------------------------------------------------------
Intensiva Healthcare Corp.(a)            70,000        533,750
--------------------------------------------------------------
Medical Resources, Inc.(a)               75,000      1,359,375
--------------------------------------------------------------
Ocular Sciences, Inc.(a)                131,100      2,884,200
--------------------------------------------------------------
Prime Medical Services, Inc.(a)          60,000        795,000
--------------------------------------------------------------
Summit Holding Southeast Inc.(a)        235,000      4,230,000
--------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                               25,000        775,000
--------------------------------------------------------------
Ventana Medical Systems, Inc.(a)        140,000      2,170,000
--------------------------------------------------------------
                                                    22,993,388
--------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.22%

Kimball International, Inc.-Class B      30,000      1,230,000
--------------------------------------------------------------
Service Experts, Inc.(a)                 29,900        747,500
--------------------------------------------------------------
                                                     1,977,500
--------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.20%

Dial Corp.                              105,000      1,771,875
--------------------------------------------------------------

HOUSEWARES-0.38%

Central Garden and Pet Co.(a)            80,000      2,100,000
--------------------------------------------------------------
Helen of Troy Ltd.(a)                    20,000        332,500
--------------------------------------------------------------
Home Products International, Inc.(a)     80,000        955,000
--------------------------------------------------------------
                                                     3,387,500
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.95%

AmerUs Life Holdings, Inc.-Class A       42,400      1,317,050
--------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                          140,000      4,261,250
--------------------------------------------------------------
Penncorp Financial Group, Inc.           20,000        651,250
--------------------------------------------------------------
UNUM Corp.                               10,400        507,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
INSURANCE (LIFE/HEALTH)-(CONTINUED)
Western National Corp.                   60,000   $  1,728,750
--------------------------------------------------------------
                                                     8,465,300
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.18%

Ace, Ltd.                                 4,000        371,750
--------------------------------------------------------------
Horace Mann Educators Corp.               8,000        450,000
--------------------------------------------------------------
PAULA Financial(a)                       29,900        754,975
--------------------------------------------------------------
                                                     1,576,725
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-2.14%

Amerin Corp.(a)                         200,000      4,575,000
--------------------------------------------------------------
Capital Re Corp.                         10,000        589,375
--------------------------------------------------------------
CapMAC Holdings, Inc.                    30,000        900,000
--------------------------------------------------------------
CMAC Investment Corp.                    13,000        710,937
--------------------------------------------------------------
Everest Re Holdings, Inc.                56,000      2,107,000
--------------------------------------------------------------
Executive Risk Inc.                       5,000        329,375
--------------------------------------------------------------
Exel Ltd.                                11,200        676,900
--------------------------------------------------------------
HCC Insurance Holdings, Inc.             50,000      1,168,750
--------------------------------------------------------------
NAC Re Corp.                              8,000        356,000
--------------------------------------------------------------
Penn-America Group, Inc.                 80,000      1,475,000
--------------------------------------------------------------
Progressive Corp.                        25,000      2,606,250
--------------------------------------------------------------
TIG Holdings, Inc.                       25,000        846,875
--------------------------------------------------------------
Transatlantic Holdings, Inc.             10,000        691,875
--------------------------------------------------------------
UnionAmerica Holdings PLC-ADR
  (United Kingdom)                       27,000        536,625
--------------------------------------------------------------
Vesta Insurance Group, Inc.              10,000        581,250
--------------------------------------------------------------
W. R. Berkley Corp.                      20,000        822,500
--------------------------------------------------------------
                                                    18,973,712
--------------------------------------------------------------

INVESTMENT MANAGEMENT-0.13%

ARM Financial Group, Inc.-Class A        51,400      1,111,525
--------------------------------------------------------------

INVESTMENTS-0.13%

Security Capital Group Inc.-Class B(a)   36,700      1,174,400
--------------------------------------------------------------

IRON & STEEL-0.09%

Ispat International N.V.-New York
  Registered Shares(a) (Netherlands)     33,200        840,375
--------------------------------------------------------------

LAND DEVELOPMENT-0.38%

LaSalle Partners, Inc.(a)                35,000      1,279,687
--------------------------------------------------------------
Silverleaf Resorts, Inc.(a)              95,000      2,066,250
--------------------------------------------------------------
                                                     3,345,937
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.37%

Coastcast Corp.(a)                       20,000        292,500
--------------------------------------------------------------
Coleman Co., Inc.(a)                     50,000        746,875
--------------------------------------------------------------
Florida Panthers Holdings, Inc.(a)       15,000        301,875
--------------------------------------------------------------
Galoob Toys, Inc.(a)                    210,000      2,769,375
--------------------------------------------------------------
GTECH Holdings Corp.(a)                  25,000        806,250
--------------------------------------------------------------
Hasbro, Inc.                             30,000        870,000
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-(CONTINUED)

K2, Inc.                                 18,000   $    455,625
--------------------------------------------------------------
Oakley, Inc.(a)                          95,000        938,125
--------------------------------------------------------------
The North Face, Inc.(a)                 145,000      3,425,625
--------------------------------------------------------------
Toy Biz, Inc.(a)                        110,000        969,375
--------------------------------------------------------------
Travis Boats & Motors, Inc.(a)           30,000        573,750
--------------------------------------------------------------
                                                    12,149,375
--------------------------------------------------------------

LODGING-HOTELS-0.58%

Four Seasons Hotels, Inc. (Canada)       38,000      1,256,375
--------------------------------------------------------------
Vail Resorts Inc.(a)                    125,000      3,476,562
--------------------------------------------------------------
Wyndham Hotel Corp.(a)                   10,000        449,375
--------------------------------------------------------------
                                                     5,182,312
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.65%

CTB International Corp.(a)              200,000      3,425,000
--------------------------------------------------------------
Greenfield Industries                    15,000        568,125
--------------------------------------------------------------
OmniQuip International, Inc.             40,000        670,000
--------------------------------------------------------------
Pfeiffer Vacuum Technology
  A.G.-ADR(a) (Germany)                  15,000        487,500
--------------------------------------------------------------
Thermo Fibergen Inc.                     45,000        410,625
--------------------------------------------------------------
Thermo Fibergen Inc.-Rights(a)           45,000        154,688
--------------------------------------------------------------
                                                     5,715,938
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.21%

Daniel Industries                        30,000        603,750
--------------------------------------------------------------
Figgie International Inc.-Class A(a)     30,000        401,250
--------------------------------------------------------------
Industrial Distribution Group, Inc.(a)   45,100        873,813
--------------------------------------------------------------
                                                     1,878,813
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.43%

Amor Holdings, Inc.(a)                   50,000        550,000
--------------------------------------------------------------
Big Dog Holdings, Inc.(a)               125,000      1,765,625
--------------------------------------------------------------
Cognex Corp.(a)                         105,000      2,808,750
--------------------------------------------------------------
DONCASTERS PLC-ADR(a) (United Kingdom)   25,000        673,438
--------------------------------------------------------------
First Years, Inc. (The)                 118,000      2,950,000
--------------------------------------------------------------
Novel Denim Holdings Ltd.(a) (Hong
  Kong)                                  27,500        556,875
--------------------------------------------------------------
Regal-Beloit Corp.                       20,000        537,500
--------------------------------------------------------------
Rock of Ages Corp.(a)                    30,000        570,000
--------------------------------------------------------------
Tefron Ltd.(a) (Israel)                 120,000      2,302,500
--------------------------------------------------------------
                                                    12,714,688
--------------------------------------------------------------

METAL FABRICATORS-0.71%

Metals USA(a)                           400,000      5,900,000
--------------------------------------------------------------
Shaw Group, Inc.(a)                      20,000        417,500
--------------------------------------------------------------
                                                     6,317,500
--------------------------------------------------------------

NATURAL GAS-0.16%

NGC Corp.                                75,000      1,425,000
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.84%

Boise Cascade Office Products Corp.(a)    9,700        184,300
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
OFFICE EQUIPMENT & SUPPLIES-(CONTINUED)

Daisytek International Corp.(a)          95,000   $  3,621,875
--------------------------------------------------------------
Danka Business Systems PLC-ADR
  (United Kingdom)                       30,000      1,110,000
--------------------------------------------------------------
U.S. Office Products Co.(a)              70,000      2,187,500
--------------------------------------------------------------
Wallace Computer Services, Inc.           9,400        361,313
--------------------------------------------------------------
                                                     7,464,988
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-9.53%

Atwood Oceanics, Inc.(a)                 65,000      7,198,750
--------------------------------------------------------------
Baker Hughes, Inc.                       80,000      3,675,000
--------------------------------------------------------------
BJ Services Co.(a)                       20,000      1,695,000
--------------------------------------------------------------
Cal Dive International, Inc.(a)         121,000      3,781,250
--------------------------------------------------------------
Camco International, Inc.                 8,000        578,000
--------------------------------------------------------------
Computalog Ltd.(a) (Canada)              25,000        514,062
--------------------------------------------------------------
Cooper Cameron Corp.(a)                  21,000      1,517,250
--------------------------------------------------------------
Diamond Offshore Drilling, Inc.          40,000      2,490,000
--------------------------------------------------------------
Dril-Quip, Inc.(a)                        8,900        319,288
--------------------------------------------------------------
ENSCO International, Inc.               105,000      4,416,562
--------------------------------------------------------------
EVI, Inc.(a)                             89,802      5,764,165
--------------------------------------------------------------
Falcon Drilling Company, Inc.(a)         56,000      2,037,000
--------------------------------------------------------------
Fred. Olsen Energy A.S.A.(a)
  (Norway)                               47,100      1,188,064
--------------------------------------------------------------
Grey Wolf, Inc.(a)                      110,000        907,500
--------------------------------------------------------------
Gulfmark Offshore Inc.(a)                67,000      2,437,125
--------------------------------------------------------------
Hanover Compressor Co.(a)                70,000      1,513,750
--------------------------------------------------------------
Hvide Marine, Inc.-Class A(a)           205,000      6,765,000
--------------------------------------------------------------
Input/Output, Inc.(a)                    30,000        804,375
--------------------------------------------------------------
National-Oilwell, Inc.(a)                43,000      3,292,188
--------------------------------------------------------------
Noble Drilling Corp.(a)                 105,000      3,734,063
--------------------------------------------------------------
Oceaneering International, Inc.(a)       30,000        744,375
--------------------------------------------------------------
Offshore Logistics, Inc.(a)              25,000        525,000
--------------------------------------------------------------
Parker Drilling Co.(a)                   80,000      1,185,000
--------------------------------------------------------------
Petroleum Geo-Services ASA-ADR(a)
  (Netherlands)                          18,300      1,267,275
--------------------------------------------------------------
Precision Drilling Corp.(a) (Canada)     20,000        615,000
--------------------------------------------------------------
Pride International, Inc.(a)             90,000      2,970,000
--------------------------------------------------------------
Reading & Bates Corp.(a)                 50,000      2,118,750
--------------------------------------------------------------
Rowan Companies, Inc.(a)                 15,000        583,125
--------------------------------------------------------------
Santa Fe International Corp.             15,200        747,650
--------------------------------------------------------------
SEACOR Holdings Inc.(a)                  12,000        781,500
--------------------------------------------------------------
Smith International, Inc.(a)             20,000      1,525,000
--------------------------------------------------------------
Tidewater, Inc.                           6,000        394,125
--------------------------------------------------------------
Transocean Offshore Inc.                 30,000      1,620,000
--------------------------------------------------------------
Trico Marine Services, Inc.(a)          130,000      4,777,500
--------------------------------------------------------------
Tuboscope Vetco International
  Corp.(a)                              130,000      4,127,500
--------------------------------------------------------------
UNIFAB International, Inc.(a)            67,200      2,150,400
--------------------------------------------------------------
Veritas DGC, Inc.(a)                     19,000        777,813
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Weatherford Enterra, Inc.(a)             60,000   $  3,063,750
--------------------------------------------------------------
                                                    84,602,155
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-2.71%

Anadarko Petroleum Corp.                  4,000        293,000
--------------------------------------------------------------
Apache Corp.                              5,000        210,000
--------------------------------------------------------------
Benton Oil & Gas Co.(a)                 185,000      3,723,125
--------------------------------------------------------------
Cabot Oil & Gas Corp.-Class A            70,000      1,680,000
--------------------------------------------------------------
Cross Timbers Oil Co.                    35,000        934,062
--------------------------------------------------------------
Devon Energy Corp.                        5,000        223,750
--------------------------------------------------------------
Eagle Geophysical, Inc.(a)              100,000      1,750,000
--------------------------------------------------------------
Houston Exploration Co. (The)(a)         80,000      1,940,000
--------------------------------------------------------------
Louis Dreyfus Natural Gas Corp.(a)       15,000        331,875
--------------------------------------------------------------
Newfield Exploration Co.(a)               5,000        135,625
--------------------------------------------------------------
Noble Affiliates, Inc.                   20,000        821,250
--------------------------------------------------------------
Nuevo Energy Co.(a)                      40,000      1,657,500
--------------------------------------------------------------
Ocean Energy, Inc.(a)                    25,000      1,543,750
--------------------------------------------------------------
Petsec Energy Ltd.-ADR(a)
  (Australia)                            15,000        337,500
--------------------------------------------------------------
Pogo Producing Co.                       25,000        904,687
--------------------------------------------------------------
Santa Fe Energy Resources, Inc.(a)       40,400        527,725
--------------------------------------------------------------
Stolt Comex Seaway, S.A.(a)
  (United Kingdom)                       95,000      5,700,000
--------------------------------------------------------------
Titan Exploration, Inc.(a)               80,000      1,010,000
--------------------------------------------------------------
United Meridian Corp.(a)                 10,000        339,375
--------------------------------------------------------------
                                                    24,063,224
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.28%

Gulf Indonesia Resources Ltd.(a)
  (Indonesia)                            60,000      1,260,000
--------------------------------------------------------------
Rutherford-Moran Oil Corp.(a)            50,000      1,225,000
--------------------------------------------------------------
                                                     2,485,000
--------------------------------------------------------------

PERSONAL CARE-0.78%

Estee Lauder Companies-Class A           14,500        644,344
--------------------------------------------------------------
French Fragrances, Inc.(a)               27,900        298,181
--------------------------------------------------------------
Perrigo Co.(a)                           72,600      1,116,225
--------------------------------------------------------------
Rexall Sundown, Inc.(a)                  70,000      1,531,250
--------------------------------------------------------------
Twinlab Corp.(a)                        175,000      3,325,000
--------------------------------------------------------------
                                                     6,915,000
--------------------------------------------------------------

PUBLISHING-0.30%

CMP Media Inc.-Class A(a)                75,000      1,387,500
--------------------------------------------------------------
Petersen Companies, Inc.
  (The)-Class A(a)                       65,000      1,283,750
--------------------------------------------------------------
                                                     2,671,250
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.54%

CCA Prison Realty Trust                  50,000      1,725,000
--------------------------------------------------------------
Equity Office Properties Trust           23,000        702,937
--------------------------------------------------------------
Great Lakes REIT, Inc.                   50,000        937,500
--------------------------------------------------------------
Kilroy Realty Corp.                      40,000      1,060,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
REAL ESTATE INVESTMENT TRUST-(CONTINUED)

SL Green Realty Corp.(a)                 15,200   $    380,950
--------------------------------------------------------------
                                                     4,806,387
--------------------------------------------------------------

RESTAURANTS-0.97%

Apple South, Inc.                        30,000        558,750
--------------------------------------------------------------
Brinker International, Inc.(a)           50,000        700,000
--------------------------------------------------------------
Cracker Barrel Old Country Store,
  Inc.                                    8,000        236,000
--------------------------------------------------------------
Landry's Seafood Restaurants, Inc.(a)    20,000        560,000
--------------------------------------------------------------
Logan's Roadhouse, Inc.(a)               40,000        715,000
--------------------------------------------------------------
NPC International Inc.(a)                25,000        353,125
--------------------------------------------------------------
Outback Steakhouse, Inc.(a)              10,000        270,625
--------------------------------------------------------------
Ryan's Family Steak Houses, Inc.(a)      40,000        345,000
--------------------------------------------------------------
Showbiz Pizza Time, Inc.(a)              85,000      1,806,250
--------------------------------------------------------------
Starbucks Corp.(a)                       45,000      1,485,000
--------------------------------------------------------------
Wendy's International, Inc.              75,000      1,575,000
--------------------------------------------------------------
                                                     8,604,750
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.11%

Eagle Hardware & Garden, Inc.(a)         60,000      1,020,000
--------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.37%

CompUSA, Inc.(a)                         33,000      1,080,750
--------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)            30,300        903,317
--------------------------------------------------------------
Tech Data Corp.(a)                       30,000      1,335,000
--------------------------------------------------------------
                                                     3,319,067
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.28%

Neiman Marcus Group, Inc. (The)(a)       40,000      1,327,500
--------------------------------------------------------------
Nordstrom, Inc.                          15,000        918,750
--------------------------------------------------------------
Proffitt's, Inc.(a)                       8,400        240,975
--------------------------------------------------------------
                                                     2,487,225
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.16%

Dollar Tree Stores, Inc.(a)              19,500        789,750
--------------------------------------------------------------
Family Dollar Stores, Inc.              172,500      4,053,750
--------------------------------------------------------------
Fred's, Inc.                             50,000      1,112,500
--------------------------------------------------------------
Mac Frugals Bargains Close-Outs,
  Inc.(a)                                60,000      2,040,000
--------------------------------------------------------------
Men's Wearhouse, Inc.(a)                 60,000      2,325,000
--------------------------------------------------------------
                                                    10,321,000
--------------------------------------------------------------

RETAIL (DRUG STORES)-0.15%

Rite Aid Corp.                           22,000      1,306,250
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.31%

Dominick's Supermarkets, Inc.(a)         50,000      1,825,000
--------------------------------------------------------------
Whole Foods Market, Inc.(a)              80,000      3,140,000
--------------------------------------------------------------
Wild Oats Markets Inc.(a)               190,000      6,697,500
--------------------------------------------------------------
                                                    11,662,500
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.04%

Costco Companies, Inc.(a)                10,000        385,000
--------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.07%

Damark International, Inc.-Class A(a)    50,000   $    581,250
--------------------------------------------------------------

RETAIL (SPECIALTY)-6.44%

Bed, Bath & Beyond Inc.(a)               35,000      1,111,250
--------------------------------------------------------------
Borders Group, Inc.(a)                    2,400         62,250
--------------------------------------------------------------
Brookstone, Inc.(a)                      35,000        423,281
--------------------------------------------------------------
Casey's General Stores, Inc.             50,000      1,206,250
--------------------------------------------------------------
Coldwater Creek Inc.(a)                  75,000      2,175,000
--------------------------------------------------------------
Cole National Corp.-Class A(a)           50,000      2,118,750
--------------------------------------------------------------
Corporate Express, Inc.(a)              105,000      1,542,188
--------------------------------------------------------------
Cross-Continent Auto Retailers,
  Inc.(a)                                50,000        493,750
--------------------------------------------------------------
Diedrich Coffee, Inc.(a)                 75,000        215,625
--------------------------------------------------------------
Finish Line, Inc. (The)-Class A(a)      100,000      1,687,500
--------------------------------------------------------------
Friedman's, Inc.-Class A(a)              35,000        623,438
--------------------------------------------------------------
Garden Ridge Corp.(a)                    50,000        668,750
--------------------------------------------------------------
General Nutrition Companies,
  Inc.(a)                               155,000      4,882,500
--------------------------------------------------------------
Genesco Inc.(a)                          50,000        634,375
--------------------------------------------------------------
Gymboree Corp.(a)                        20,000        485,000
--------------------------------------------------------------
Hibbett Sporting Goods, Inc.(a)          40,000      1,110,000
--------------------------------------------------------------
Hot Topic, Inc.(a)                       90,000      1,518,750
--------------------------------------------------------------
Just for Feet, Inc.(a)                  235,000      3,480,938
--------------------------------------------------------------
Linens 'N Things, Inc.(a)               145,000      5,210,938
--------------------------------------------------------------
Lithia Motors, Inc.-Class A(a)          100,000      1,737,500
--------------------------------------------------------------
OfficeMax, Inc.(a)                       40,000        535,000
--------------------------------------------------------------
Pep Boys-Manny, Moe & Jack               80,000      2,015,000
--------------------------------------------------------------
Petco Animal Supplies, Inc.(a)           22,000        676,500
--------------------------------------------------------------
PETsMART, Inc.(a)                       425,000      3,240,625
--------------------------------------------------------------
Pier 1 Imports, Inc.                    105,000      1,916,250
--------------------------------------------------------------
Polo Ralph Lauren Corp.(a)              140,000      3,640,000
--------------------------------------------------------------
RDO Equipment Co.-Class A(a)             50,000      1,084,375
--------------------------------------------------------------
Sports Authority, Inc. (The)(a)         150,000      2,840,625
--------------------------------------------------------------
Staples, Inc.(a)                         10,000        262,500
--------------------------------------------------------------
Sunglass Hut International,
  Inc.(a)                               150,000      1,200,000
--------------------------------------------------------------
Tiffany & Co.                            30,000      1,185,000
--------------------------------------------------------------
U.S.A. Floral Products, Inc.(a)          80,000      1,400,000
--------------------------------------------------------------
United Auto Group, Inc.(a)               50,000      1,018,750
--------------------------------------------------------------
Viking Office Products, Inc.(a)          80,000      1,915,000
--------------------------------------------------------------
West Marine, Inc.(a)                     35,000        735,000
--------------------------------------------------------------
Williams-Sonoma, Inc.(a)                 25,000      1,003,125
--------------------------------------------------------------
Zale Corp.(a)                            45,000      1,136,250
--------------------------------------------------------------
                                                    57,192,033
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.51%

Abercrombie & Fitch Co.-Class A(a)      115,000      2,990,000
--------------------------------------------------------------
American Eagle Outfitters, Inc.(a)       10,000        290,000
--------------------------------------------------------------
dELiA*s Inc.(a)                          60,000      1,245,000
--------------------------------------------------------------
Gadzooks, Inc.(a)                        60,000      1,492,500
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

Stage Stores, Inc.(a)                   185,000   $  6,752,500
--------------------------------------------------------------
Talbots, Inc.                            25,000        600,000
--------------------------------------------------------------
                                                    13,370,000
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-2.01%

Abacus Direct Corp.(a)                   70,000      2,572,500
--------------------------------------------------------------
Castle Dental Centers, Inc.(a)           50,000        543,750
--------------------------------------------------------------
Cognizant Corp.                          13,000        509,437
--------------------------------------------------------------
Eagle River Interactive, Inc.(a)         50,000        459,375
--------------------------------------------------------------
Forrester Research, Inc.(a)              11,800        304,588
--------------------------------------------------------------
Getty Communications PLC-ADR(a)
  (United Kingdom)                       30,000        442,500
--------------------------------------------------------------
Hagler Bailly, Inc.(a)                   35,000        708,750
--------------------------------------------------------------
Information Resources, Inc.(a)           10,400        171,600
--------------------------------------------------------------
JLK Direct Distribution Inc.-Class
  A(a)                                   15,700        469,038
--------------------------------------------------------------
Lamar Advertising Co.(a)                160,000      5,420,000
--------------------------------------------------------------
Metromail Corp.(a)                       70,000      1,386,875
--------------------------------------------------------------
Snyder Communications, Inc.(a)           65,000      1,917,500
--------------------------------------------------------------
Universal Outdoor Holdings,
  Inc.(a)                                70,000      2,957,500
--------------------------------------------------------------
                                                    17,863,413
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-4.60%

Advantage Learning Systems,
  Inc.(a)                                32,500        820,625
--------------------------------------------------------------
American Residential Services,
  Inc.(a)                                80,800      1,181,700
--------------------------------------------------------------
Avis Rent A Car, Inc.(a)                 90,400      2,480,350
--------------------------------------------------------------
BA Merchant Services, Inc.-Class
  A(a)                                  205,000      3,062,188
--------------------------------------------------------------
C.H. Robinson Worldwide, Inc.(a)        100,000      2,200,000
--------------------------------------------------------------
Cerner Corp.(a)                         150,000      3,637,500
--------------------------------------------------------------
Children's Comprehensive Services,
  Inc.(a)                                22,500        406,055
--------------------------------------------------------------
CorporateFamily Solutions, Inc.(a)       50,000        743,750
--------------------------------------------------------------
Equity Corp. International(a)            85,000      1,731,875
--------------------------------------------------------------
First Aviation Services, Inc.(a)         60,000        465,000
--------------------------------------------------------------
G & K Services, Inc.-Class A             28,500      1,026,000
--------------------------------------------------------------
Galileo International, Inc.              51,200      1,286,400
--------------------------------------------------------------
Hertz Corp.-Class A                      41,100      1,420,519
--------------------------------------------------------------
INSpire Insurance Solutions,
  Inc.(a)                                75,000      1,387,500
--------------------------------------------------------------
MemberWorks, Inc.(a)                     40,000        700,000
--------------------------------------------------------------
Metzler Group, Inc.(a)                   80,000      3,090,000
--------------------------------------------------------------
National Research Corp.(a)               18,200        368,550
--------------------------------------------------------------
PalEx, Inc.(a)                           25,000        331,250
--------------------------------------------------------------
Pegasus Systems, Inc.(a)                 50,000        775,000
--------------------------------------------------------------
Pierce Leahy Corp.(a)                    40,000      1,120,000
--------------------------------------------------------------
Pittston Brink's Group                   35,000      1,264,375
--------------------------------------------------------------
Protection One, Inc.(a)                 225,000      4,050,000
--------------------------------------------------------------
Rental Service Corp.(a)                  49,000      1,310,750
--------------------------------------------------------------
Sotheby's Holdings, Inc.-Class A         55,000      1,031,250
--------------------------------------------------------------
Sylvan Learning Systems, Inc.(a)          5,000        210,625
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-(CONTINUED)

Travel Services International, Inc.(a)   51,000   $  1,141,125
--------------------------------------------------------------
U.S. Rentals, Inc.(a)                   110,000      2,681,250
--------------------------------------------------------------
Vivid Technologies, Inc.(a)              60,000        817,500
--------------------------------------------------------------
Warrantech Corp.(a)                      10,000        120,000
--------------------------------------------------------------
                                                    40,861,137
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.86%

Shared Medical Systems Corp.              8,000        438,000
--------------------------------------------------------------
SunGard Data Systems Inc.(a)            305,000      7,205,625
--------------------------------------------------------------
                                                     7,643,625
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.36%

BDM International Inc.(a)                45,000        995,625
--------------------------------------------------------------
BISYS Group, Inc.(a)                     90,000      2,801,250
--------------------------------------------------------------
CCC Information Services Group(a)       215,000      4,004,375
--------------------------------------------------------------
DST Systems, Inc.(a)                     34,000      1,200,625
--------------------------------------------------------------
Hyperion Software Corp.(a)               96,500      3,679,062
--------------------------------------------------------------
Lason Holdings, Inc.(a)                  66,400      1,713,950
--------------------------------------------------------------
Learning Tree International, Inc.(a)    100,000      3,475,000
--------------------------------------------------------------
May & Speh, Inc.(a)                      25,000        315,625
--------------------------------------------------------------
Medaphis Corp.(a)                        50,000        303,125
--------------------------------------------------------------
MedQuist, Inc.(a)                        30,000        731,250
--------------------------------------------------------------
Saville Systems Ireland PLC-ADR(a)
  (Ireland)                              20,000      1,195,000
--------------------------------------------------------------
Transaction Network Services,
  Inc.(a)                                30,000        498,750
--------------------------------------------------------------
                                                    20,913,637
--------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.56%

Administaff, Inc.(a)                     40,000        865,000
--------------------------------------------------------------
COREStaff, Inc.(a)                       35,000        866,250
--------------------------------------------------------------
Hall, Kinion & Associates, Inc.(a)       19,800        309,375
--------------------------------------------------------------
Norrell Corp.                            53,900      1,569,836
--------------------------------------------------------------
Syntel, Inc.(a)                          95,000      1,330,000
--------------------------------------------------------------
                                                     4,940,461
--------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.23%

Corrections Corp. of America(a)          30,000        915,000
--------------------------------------------------------------
MAXIMUS, Inc.(a)                         39,000      1,092,000
--------------------------------------------------------------
                                                     2,007,000
--------------------------------------------------------------

SPECIALTY PRINTING-0.21%

Deluxe Corp.                             40,000      1,310,000
--------------------------------------------------------------
Gartner Group, Inc.(a)                   20,000        565,000
--------------------------------------------------------------
                                                     1,875,000
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.59%

Aerial Communications Inc.(a)           125,000      1,062,500
--------------------------------------------------------------
International Telecommunication
  Data Systems, Inc.(a)                  30,000        795,000
--------------------------------------------------------------
LCC International, Inc.-Class A(a)      170,000      3,187,500
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-(CONTINUED)

Powerwave Technologies, Inc.(a)           5,000   $    154,375
--------------------------------------------------------------
                                                     5,199,375
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.40%

ACC Corp.(a)                             40,000      1,585,000
--------------------------------------------------------------
Billing Information Concepts(a)          15,000        588,750
--------------------------------------------------------------
CIENA Corp.(a)                           10,000        550,000
--------------------------------------------------------------
TresCom International, Inc.(a)           50,000        500,000
--------------------------------------------------------------
USLD Communications Corp.(a)             15,000        297,188
--------------------------------------------------------------
                                                     3,520,938
--------------------------------------------------------------

TELEPHONE-0.21%

GeoTel Communications Corp.(a)           14,700        251,738
--------------------------------------------------------------
McLeod, Inc.-Class A(a)                   6,500        241,313
--------------------------------------------------------------
SmarTalk Teleservices Inc.(a)            65,000      1,401,562
--------------------------------------------------------------
                                                     1,894,613
--------------------------------------------------------------

TEXTILES (APPAREL)-0.35%

Ashworth, Inc.(a)                        45,000        447,187
--------------------------------------------------------------
Nautica Enterprises, Inc.(a)             50,000      1,331,250
--------------------------------------------------------------
Tommy Hilfiger Corp.(a)                  32,500      1,285,781
--------------------------------------------------------------
                                                     3,064,218
--------------------------------------------------------------

TOBACCO-0.41%

800-JR CIGAR, Inc.(a)                    45,000      1,406,250
--------------------------------------------------------------
Consolidated Cigar Holdings, Inc.(a)     20,000        785,000
--------------------------------------------------------------
General Cigar Holdings, Inc.(a)          50,000      1,446,875
--------------------------------------------------------------
                                                     3,638,125
--------------------------------------------------------------

TRUCKING-0.09%

Jevic Transportation, Inc.(a)            45,000   $    798,750
--------------------------------------------------------------

WASTE MANAGEMENT-1.05%

Casella Waste Systems, Inc.(a)          136,000      3,009,000
--------------------------------------------------------------
ITEQ, Inc.(a)                            93,000      1,162,500
--------------------------------------------------------------
Philip Services Corp.(a) (Canada)        45,000        787,500
--------------------------------------------------------------
Tetra Technologies, Inc.(a)              30,000        691,875
--------------------------------------------------------------
USA Waste Services, Inc.(a)              40,000      1,480,000
--------------------------------------------------------------
Waste Industries, Inc.(a)                42,500        897,812
--------------------------------------------------------------
Waterlink, Inc.(a)                       76,000      1,296,750
--------------------------------------------------------------
                                                     9,325,437
--------------------------------------------------------------
    Total Common Stocks                            799,208,016
--------------------------------------------------------------

U.S. TREASURY BILLS-3.89%

U.S. Treasury Bills, 5.093%,
  01/02/1998(b)(c)                  $34,805,000   $ 34,527,256
--------------------------------------------------------------

REPURCHASE AGREEMENT-5.72%(d)

SBC Warburg Inc., 5.65%,
  11/03/1997(e)                      50,776,404     50,776,404
--------------------------------------------------------------
TOTAL INVESTMENTS-99.66%                           884,511,676
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.34%                                  2,992,143
--------------------------------------------------------------
NET ASSETS-100.00%                                $887,503,819
==============================================================

Abbreviations:

ADR-American Depository Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sale price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/97 with a maturing value of $350,164,792. Collateralized by $355,329,000 U.S. Government obligations, 7.00% to 9.8755% due 11/15/15 to 10/01/27 with an aggregate market value at 10/31/97 of $359,463,470.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS:

Investments, at market value (cost
  $692,268,731)                                $884,511,676
-----------------------------------------------------------
Receivables for:
  Capital stock sold                             22,983,394
-----------------------------------------------------------
  Dividends and interest                             36,451
-----------------------------------------------------------
  Variation margin                                  744,625
-----------------------------------------------------------
Investment for deferred compensation plan             6,353
-----------------------------------------------------------
Other assets                                         46,684
-----------------------------------------------------------
      Total assets                              908,329,183
-----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                          18,162,308
-----------------------------------------------------------
  Capital stock reacquired                        1,449,994
-----------------------------------------------------------
  Deferred compensation                               6,353
-----------------------------------------------------------
Accrued advisory fees                               498,908
-----------------------------------------------------------
Accrued administrative service fees                   5,565
-----------------------------------------------------------
Accrued directors' fees                               4,066
-----------------------------------------------------------
Accrued distribution fees                           422,317
-----------------------------------------------------------
Accrued transfer agent fees                         174,020
-----------------------------------------------------------
Accrued operating expenses                          101,833
-----------------------------------------------------------
      Total liabilities                          20,825,364
-----------------------------------------------------------
Net assets applicable to shares outstanding    $887,503,819
===========================================================

NET ASSETS:

Class A                                        $577,685,308
===========================================================
Class B                                        $297,623,358
===========================================================
Class C                                        $ 12,195,153
===========================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                    750,000,000
-----------------------------------------------------------
  Outstanding                                    39,659,317
===========================================================
Class B:
  Authorized                                    750,000,000
-----------------------------------------------------------
  Outstanding                                    20,589,603
===========================================================
Class C:
  Authorized                                    750,000,000
-----------------------------------------------------------
  Outstanding                                       843,780
===========================================================
CLASS A:

  Net asset value and redemption price per
    share                                      $      14.57
===========================================================
  Offering price per share:
    (Net assets value of $14.57
    divided by 94.50%)                         $      15.42
===========================================================

CLASS B:

  Net asset value and offering price per
    share                                      $      14.46
===========================================================

CLASS C:

  Net asset value and offering price per
    share                                      $      14.45
===========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Dividends (net of $6,162 foreign withholding
  tax)                                         $    980,386
-----------------------------------------------------------
Interest                                          1,528,919
-----------------------------------------------------------
    Total investment income                       2,509,305
-----------------------------------------------------------

EXPENSES:

Advisory fees                                     3,633,989
-----------------------------------------------------------
Administrative service fees                          74,810
-----------------------------------------------------------
Custodian fees                                       88,465
-----------------------------------------------------------
Directors' fees                                      10,902
-----------------------------------------------------------
Distribution fees-Class A                         1,321,521
-----------------------------------------------------------
Distribution fees-Class B                         1,325,888
-----------------------------------------------------------
Distribution fees-Class C                            12,721
-----------------------------------------------------------
Transfer agent fees-Class A                         820,991
-----------------------------------------------------------
Transfer agent fees-Class B                         403,404
-----------------------------------------------------------
Transfer agent fees-Class C                           2,741
-----------------------------------------------------------
Other                                               378,182
-----------------------------------------------------------
      Total expenses                              8,073,614
-----------------------------------------------------------
Less: Fees waived by advisor                       (262,189)
-----------------------------------------------------------
    Expenses paid indirectly                        (45,969)
-----------------------------------------------------------
      Net expenses                                7,765,456
-----------------------------------------------------------
Net investment income (loss)                     (5,256,151)
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS, AND SECURITIES SOLD
  SHORT:

Net realized gain (loss) on sales of:
Investment securities                            (6,200,075)
-----------------------------------------------------------
Foreign currencies                                   (2,308)
-----------------------------------------------------------
Securities sold short                                (3,470)
-----------------------------------------------------------
                                                 (6,205,853)
-----------------------------------------------------------
Net unrealized appreciation of:
Investment securities                           158,822,640
-----------------------------------------------------------
Futures contracts                                   315,275
-----------------------------------------------------------
                                                159,137,915
-----------------------------------------------------------
    Net gain on investment securities,
      foreign currencies, futures contracts
      and securities sold short                 152,932,062
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $147,675,911
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 1997 AND THE PERIOD JUNE 17, 1996 (DATE OPERATIONS COMMENCED) THROUGH OCTOBER 31, 1996

                                                                  1997            1996
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (5,256,151)   $   (167,630)
------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment
    securities, foreign currencies, futures contracts and
    securities sold short                                       (6,205,853)     (5,381,138)
------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    futures contracts                                          159,137,915      33,420,305
------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations    147,675,911      27,871,537
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      218,214,845     222,946,738
------------------------------------------------------------------------------------------
  Class B                                                      235,598,112      22,869,334
------------------------------------------------------------------------------------------
  Class C                                                       12,327,342              --
------------------------------------------------------------------------------------------
       Net increase in net assets                              613,816,210     273,687,609
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          273,687,609              --
------------------------------------------------------------------------------------------
  End of period                                               $887,503,819    $273,687,609
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $706,543,586    $245,649,966
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (10,996)         (1,524)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities, foreign currencies, futures
    contracts and securities sold short                        (11,586,991)     (5,381,138)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                          192,558,220      33,420,305
------------------------------------------------------------------------------------------
                                                              $887,503,819    $273,687,609
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1997
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios: AIM Capital Development Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers three different classes of shares: the Class A shares, the Class B shares, and the Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class C shares commenced sales August 4, 1997. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term capital appreciation.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income, dividend expense on short sales and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997, 5,246,679 was reclassified from undistributed net investment income (loss) to paid in capital as a result of net operation tax loss. Net assets were unaffected by the reclassification discussed above.
C. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
D. Accounting for Securities Sold Short--When the Fund sells common stock short, an amount equal to the proceeds of the sales is recorded as an asset. This asset is offset by a liability (representing the borrowed security) recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations discussed in "A" above. The Fund's risk is that the value of the security will increase rather than decline and thus an unrealized loss will be recorded. When the Fund closes out a short position by delivering the stock sold short, the Fund will realize a gain or loss and the liability related to such short position will be eliminated. The Fund will attempt to hedge against market risk by entering into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns. Such short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities may be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio may be wholly or partially offset by a corresponding loss in the short position.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $9,504,404 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2005.
F. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees paid by the Fund to AIM to the extent necessary to keep the annual expense ratio for Class A shares at 1.34% for two years commencing August 12, 1996. During the year ended October 31, 1997, AIM waived fees of $262,189.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $74,810 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended October 31, 1997, AFS was paid $676,298 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan"), the Fund's Class B shares (the "Class B Plan"), and the Fund's Class C shares (the "Class C Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Class A and C Plans are designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of this amount, the Fund pays a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended October 31, 1997, the Class A shares and Class B shares, and the period August 4, 1997 through October 31, 1997 the Class C shares paid AIM Distributors $1,321,521, $1,325,888 and $12,721, respectively, as compensation pursuant to the Plans.
  AIM Distributors received commissions of $1,212,125 from Class A capital stock transactions during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A capital stock. During the year ended October 31, 1997, AIM Distributors received $14,049 in contingent deferred sales charges imposed on redemptions of capital stock. Certain officers and directors of the Company are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended October 31, 1997 the Fund paid legal fees of $4,956 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the year ended October 31, 1997, the Fund's expenses were reduced by $3,096. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $6,455 and $36,418, respectively, under expense offset arrangements. The effect of the above arrangements resulted in reductions of the Fund's total expenses of $45,969 during the year ended October 31, 1997.

NOTE 4-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.
NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of i) $325,000,000 or ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1997 was $606,671,871 and $199,600,375, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1997, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                   $210,972,026
------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                    (20,432,991)
------------------------------------------------------
Net unrealized appreciation of
  investment securities                   $190,539,035
======================================================

Cost of investments for tax purposes is $693,972,641.

NOTE 7-FUTURES CONTRACTS

On October 31, 1997, $356,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts. Open contracts were as follows:

                             NO. OF        MONTH/       UNREALIZED
         CONTRACT           CONTRACTS    COMMITMENT    APPRECIATION
         --------           ---------    ----------    ------------
Russell 2000 Index             161        Dec. 97        $315,275

NOTE 8-CAPITAL STOCK

Changes in the capital stock outstanding during the year ended October 31, 1997 and the period June 17, 1996 (date operations commenced) through October 31, 1996 were as follows:

                                  1997                        1996
                       --------------------------   -------------------------
                         SHARES         AMOUNT        SHARES        AMOUNT
                       -----------   ------------   ----------   ------------
Sold:
  Class A               33,846,855   $430,979,375   24,923,432   $246,810,746
-----------------------------------------------------------------------------
  Class B*              20,627,807    261,084,351    2,026,599     22,898,153
-----------------------------------------------------------------------------
  Class C**                850,531     12,426,338           --             --
-----------------------------------------------------------------------------
Reacquired:
  Class A              (16,847,317)  (212,764,530)  (2,263,653)   (23,864,008)
-----------------------------------------------------------------------------
  Class B*              (2,062,227)   (25,486,239)      (2,576)       (28,819)
-----------------------------------------------------------------------------
  Class C**                 (6,751)       (98,996)          --             --
-----------------------------------------------------------------------------
                        36,408,898   $466,140,299   24,683,802   $245,816,072
=============================================================================

 * Class B shares commenced sales on October 1, 1996.
** Class C shares commenced sales on August 4, 1997.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the year ended October 31, 1997 and the period June 17, 1996 (date operations commenced) through October 31, 1996, for a share of Class B capital stock outstanding during the year ended October 31, 1997 and the period October 1, 1996 (date sales commenced) through October 31, 1996, and for a share of Class C capital stock outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                             CLASS A                  CLASS B           CLASS C
                                                      ---------------------    ---------------------    --------
                                                        1997         1996        1997         1996        1997
                                                      --------     --------    --------     --------    --------
Net asset value, beginning of period                  $  11.09     $  10.00    $  11.08     $  11.26    $  13.48
----------------------------------------------------  --------     --------    --------     --------    --------
Income from investment operations:
     Net investment income (loss)                        (0.10)       (0.01)(a)    (0.20)      (0.01)(a)    (0.06)
----------------------------------------------------  --------     --------    --------     --------    --------
     Net gains (losses) on securities (both realized
       and unrealized)                                    3.58         1.10        3.58        (0.17)       1.03
----------------------------------------------------  --------     --------    --------     --------    --------
          Total from investment operations                3.48         1.09        3.38        (0.18)       0.97
----------------------------------------------------  --------     --------    --------     --------    --------
Net asset value, end of period                        $  14.57     $  11.09    $  14.46     $  11.08    $  14.45
====================================================  ========     ========    ========     ========    ========
Total return(b)                                          31.38%       10.90%      30.51%       (1.60)%      7.20%
====================================================  ========     ========    ========     ========    ========

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)              $577,685     $251,253    $297,623     $ 22,435    $ 12,195
====================================================  ========     ========    ========     ========    ========
Ratio of expenses to average net assets(c)                1.32%(d)(e)  1.35%(f)    2.08%(d)(e)  1.89%(f)    2.14%(d)(e)(f)
====================================================  ========     ========    ========     ========    ========
Ratio of net investment income (loss) to average net
  assets(g)                                              (0.83)%(d)   (0.29)%(f)  (1.59)%(d)   (0.83)%(f)  (1.64)%(d)(f)(g)
====================================================  ========     ========    ========     ========    ========
Portfolio turnover rate                                     41%          13%         41%          13%         41%
====================================================  ========     ========    ========     ========    ========
Average brokerage commission rate(h)                  $ 0.0534     $ 0.0550    $ 0.0534     $ 0.0550    $ 0.0534
====================================================  ========     ========    ========     ========    ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements for the periods 1997 and 1996 are 1.61% and 1.60% (annualized) for Class A shares, 2.37% and 2.28% (annualized) for Class B shares and 2.42% (annualized) for Class C shares (for 1997 only).
(d) Ratios are based on average net assets of $377,577,393 for Class A shares, $132,588,760 for Class B shares, and $5,217,273 for Class C shares.
(e) Excluding indirectly paid expenses, the ratios of expenses to average net assets would have been 1.33% for Class A, 2.09% for Class B shares and 2.17% for Class C shares.
(f) Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) prior to fee waivers and/or expense reimbursements for the periods 1997 and 1996 are (1.12)% and (0.54)% (annualized) for Class A shares, (1.88)% and (1.22)% (annualized) for Class B shares and (1.93%) (annualized) for Class C shares (for 1997 only).
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.

                     INDEPENDENT AUDITORS' REPORT

                     To the Board of Directors and Shareholders
                     AIM Capital Development Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a series portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1997, the related statement of operations for the year ended October 31, 1997 and the statement of changes in net assets and financial highlights for the year or period ended October 31, 1997 and the period June 17, 1996 (date operations commenced) through October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of the AIM Capital Development Fund as of October 31, 1997, the results of its operations for the year ended October 31, 1997 and the changes in its net assets and the financial highlights for the year or period ended October 31, 1997 and the period June 17, 1996 (date operations commenced) through October 31, 1996, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP

                     Houston, Texas
                     December 5, 1997

SUPPLEMENTAL PROXY INFORMATION

--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Capital Development Fund (the "Fund") and A I M Advisors, Inc.

(3) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(4) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes             Withheld/
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                N/A          19,923,485
     Bruce L. Crockett...........................................  619,427,685                N/A          19,307,045
     Owen Daly II................................................  618,919,919                N/A          19,814,811
     Carl Frischling.............................................  619,275,356                N/A          19,459,374
     Robert H. Graham............................................  619,431,576                N/A          19,303,154
     John F. Kroeger.............................................  618,878,096                N/A          19,856,634
     Lewis F. Pennock............................................  619,272,998                N/A          19,461,732
     Ian W. Robinson.............................................  618,944,840                N/A          19,789,890
     Louis S. Sklar..............................................  619,462,714                N/A          19,272,016
(2)  Approval of Master Investment Advisory Agreement............   15,997,633            226,397             615,219
(3)  Elimination of policy prohibiting investments in other
     investment companies........................................   12,434,128            708,699             648,163
(4)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

                                                            Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Director
ACE Limited;                                  John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and Chief       Senior Vice President and Treasurer             11 Greenway Plaza
Executive Officer                                                                             Suite 100
COMSAT Corporation                            Gary T. Crum                                    Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                                  TRANSFER AGENT
Director                                      Carol F. Relihan
Cortland Trust Inc.                           Senior Vice President                           A I M Fund Services, Inc.
                                              and Secretary                                   P.O. Box 4739
Jack Fields                                                                                   Houston, TX 77210-4739
Formerly Member of the                        Jonathan C. Schoolar
U.S. House of Representatives                 Senior Vice President                           CUSTODIAN

Carl Frischling                               Melville B. Cox                                 State Street Bank & Trust Company
Partner                                       Vice President                                  225 Franklin Street
Kramer, Levin, Naftalis & Frankel                                                             Boston, MA 02110
                                              Dana R. Sutton
Robert H. Graham                              Vice President and Assistant Treasurer          COUNSEL TO THE FUND
President and Chief Executive Officer
A I M Management Group Inc.                   P. Michelle Grace                               Ballard Spahr
                                              Assistant Secretary                             Andrews & Ingersoll
John F. Kroeger                                                                               1735 Market Street
Formerly Consultant                           Nancy L. Martin                                 Philadelphia, PA 19103
Wendell & Stockel Associates, Inc.            Assistant Secretary
                                                                                              COUNSEL TO THE DIRECTORS
Lewis F. Pennock                              Ofelia M. Mayo
Attorney                                      Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
                                                                                              919 Third Avenue
Ian W. Robinson                               Kathleen J. Pflueger                            New York, NY 10022
Consultant; Formerly Executive                Assistant Secretary
Vice President and                                                                            DISTRIBUTOR
Chief Financial Officer                       Samuel D. Sirko
Bell Atlantic Management                      Assistant Secretary                             A I M Distributors, Inc.
Services, Inc.                                                                                11 Greenway Plaza
                                              Stephen I. Winer                                Suite 100
Louis S. Sklar                                Assistant Secretary                             Houston, TX 77046
Executive Vice President
Hines Interests                               Mary J. Benson                                  AUDITORS
Limited Partnership                           Assistant Treasurer
                                                                                              KPMG Peat Marwick LLP
                                                                                              700 Louisiana
                                                                                              Houston, TX 77002













                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Fund
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$82 billion in assets for more than 3.6 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of September 30, 1997. The AIM Family of               prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
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